UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

EXXON MOBIL CORPORATION

(Name of Registrant as Specified In Its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! EXXON MOBIL CORPORATION 2023 Annual Meeting Vote by May 30, 2023 11:59 PM ET V05573-P88150 You invested in EXXON MOBIL CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 31, 2023. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 17, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Vote Virtually at the Meeting* May 31, 2023 9:30 AM CT Smartphone users Vote by Vote by Virtually at: Point your camera Mail Phone www.virtualshareholdermeeting.com/XOM2023 here and vote without Submit with your 800-690-6903 entering a control prepaid envelope number *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions EXXON MOBIL CORPORATION on the reverse side to vote these important matters. 2023 Annual Meeting Vote by May 30, 2023 Check this box if you plan to attend the meeting and vote 11:59 PM ET your shares. To ensure entry, you should review the meeting attendance requirements in the proxy statement. Board Voting Items Recommends Voting Options 1. Election of Directors Nominees: 1a. Michael J. Angelakis For For Against Abstain 1b. Susan K. Avery For For Against Abstain 1c. Angela F. Braly For For Against Abstain 1d. Gregory J. Goff For For Against Abstain 1e. John D. Harris II For For Against Abstain 1f. Kaisa H. Hietala For For Against Abstain 1g. Joseph L. Hooley For For Against Abstain 1h. Steven A. Kandarian For For Against Abstain 1i. Alexander A. Karsner For For Against Abstain 1j. Lawrence W. Kellner For For Against Abstain 1k. Jeffrey W. Ubben For For Against Abstain 1l. Darren W. Woods For For Against Abstain 2. Ratification of Independent Auditors For For Against Abstain 3. Advisory Vote to Approve Executive Compensation For For Against Abstain 4. Frequency of Advisory Vote on Executive Compensation 1 Year 2 Years 3 Years Abstain 1 Year 5. Establish a New Board Committee on Decarbonization Risk Against For Against Abstain 6. Reduce Executive Stock Holding Period Against For Against Abstain 7. Additional Carbon Capture and Storage and Emissions Report Against For Against Abstain 8. Additional Direct Methane Measurement Against For Against Abstain 9. Establish a Scope 3 Target and Reduce Hydrocarbon Sales Against For Against Abstain 10. Additional Report on Worst-case Spill and Response Plans Against For Against Abstain 11. GHG Reporting on Adjusted Basis Against For Against Abstain 12. Report on Asset Retirement Obligations Under IEA NZE Scenario Against For Against Abstain 13. Report on Plastics Under SCS Scenario Against For Against Abstain 14. Litigation Disclosure Beyond Legal and Accounting Requirements Against For Against Abstain 15. Tax Reporting Beyond Legal Requirements Against For Against Abstain 16. Energy Transition Social Impact Report Against For Against Abstain 17. Report on Commitment Against AMAP Work Against For Against Abstain NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Signature Date V05574-P88150

Via Email. Subject: Please Vote! ExxonMobil Annual Meeting

Hello ExxonMobil shareholder,

Our annual meeting of shareholders is almost here, and it’s not too late to vote!

As you consider your votes, check our latest shareholder summary to see the ways that we’re helping to meet the world’s energy needs and reduce greenhouse gas emissions, including:

•	How our financial results led industry in 2022, including more than $30 billion in shareholder distributions

•	How we’re investing ~$17 billion through 2027 on lower-emission initiatives to reduce greenhouse gas emissions from our own operations and help others do the same

•	How we cut operated methane emissions in half since 2016 and eliminated routine flaring in our Permian Basin operations

The summary also provides our Board of Directors recommendations for voting AGAINST the 12 shareholder proposals. More details on these recommendations are included in the 2023 proxy, beginning on page 77.

This year’s meeting will be held virtually on May 31 at 9:30 a.m. Central.

How to Vote at the Annual Meeting

Please keep an eye out for your proxy materials, which are being mailed to all shareholders as recorded in our stock register on April 5, 2023. You may vote at the annual meeting or by proxy, but we recommend you vote by proxy, even if you plan to participate in the virtual meeting. You can vote by proxy one of the following ways:

Online

If your control number has 15 digits:

Follow the instructions at

investorvote.com/exxonmobil

If your control number has 16 digits:

Follow the instructions at proxyvote.com

If your control number has any other number of digits:

Follow the instructions you received from your bank, brokerage firm, or other intermediary

Your control number can be found on your proxy card, Notice or the email you’ve received with this material.

Mail

Complete, sign, date, and return your

proxy card in the enclosed

envelope received with your proxy materials. If you receive a
Notice and would like to vote by mail, please

follow the instructions in the Notice

to obtain paper proxy materials.

Learn more about our Annual Shareholder Meeting.

Kind regards,

Investor Relations

Exxon Mobil Corporation

Retail.Shareholder@exxonmobil.com

Via Email. Subject: Vote now to have your voice heard

Hello ExxonMobil shareholder,

The commitment, experience, and capabilities of our people helped us deliver industry-leading results in 2022 – including earnings, cash flows, and shareholder returns.

We increased production to meet help demand when people needed it the most, increased our refining throughput to record levels, and positioned the company to start up the largest North American expansion of refining capacity in more than a decade.

Please join us for our Annual Meeting of shareholders, held virtually on May 31 at 9:30 a.m. Central. We’ll highlight our progress and share how we’re working to solve the “and” equation – increasing energy supply and reducing greenhouse gas emissions.

Your vote is important. Even if you own only a few shares, make sure that your voice is heard. To keep us on a great path forward, our Board is recommending shareholders vote AGAINST 12 of the shareholder proposals. Please read our 2023 proxy, beginning on page 77 for more detail on these recommendations.

You can vote by proxy one of the following ways:

Online

If your control number has 15 digits:

Follow the instructions at

investorvote.com/exxonmobil

If your control number has 16 digits:

Follow the instructions at proxyvote.com

If your control number has any other number of digits:

Follow the instructions you received from your bank, brokerage firm, or other intermediary

Your control number can be found on your
proxy card, Notice or the email you’ve received

with this material.

Mail

Complete, sign, date, and return your

proxy card in the enclosed

envelope received with your proxy materials. If you receive a
Notice and would like to vote by mail, please

follow the instructions in the Notice

to obtain paper proxy materials.

Learn more by visiting our new Investor Relations website: https://investor.exxonmobil.com.

Investor Relations

Exxon Mobil Corporation

Retail.Shareholder@exxonmobil.com

Via Email. Subject: Attention stockholder: Vote today on ExxonMobil proposals

To our valued shareholders,

If you haven’t voted your XOM shares yet, please do. We want your voice to be heard! Our virtual annual meeting of shareholders is on May 31 at 9:30 a.m. Central.

There are 12 shareholder proposals coming to a vote – 83% of which ask for some form of additional reporting. We put enormous resources and care into our reporting, which we continuously evolve to be responsive to the interests of our shareholders and provide meaningful insights into our portfolio and strategy.

Our Board recommends a vote AGAINST these 12 proposals and provides its reasons beginning on page 77 of our 2023 proxy.

In addition, we invite you to check out this summary to learn more about the outstanding value we delivered for our shareholders in 2022 by executing our strategic priorities that include our focus on growing supplies of energy and products and reducing greenhouse gas emissions.

How to Vote at the Annual Meeting

Please keep an eye out for the proxy materials, which are being mailed to all shareholders as recorded in our stock register on April 5, 2023. We encourage you vote by proxy even if you plan to participate in the virtual meeting. You can do so in one of the following ways:

Online

If your control number has 15 digits:

Follow the instructions at

investorvote.com/exxonmobil

If your control number has 16 digits:

Follow the instructions at proxyvote.com

If your control number has any other number of digits:

Follow the instructions you received from your bank, brokerage firm, or other intermediary

Your control number can be found on your
proxy card, Notice or the email you’ve received

with this material.

Mail

Complete, sign, date, and return your

proxy card in the enclosed

envelope received with your proxy materials. If you receive a
Notice and would like to vote by mail, please

follow the instructions in the Notice

to obtain paper proxy materials.

Learn more by visiting our new Investor Relations website: https://investor.exxonmobil.com.

Kind regards,

Investor Relations Team

Exxon Mobil Corporation

Retail.Shareholder@exxonmobil.com

Via Email. Subject: Please vote now! One week left

Hello shareholder,

We’re quickly approaching this year’s virtual annual meeting of shareholders on May 31 at 9:30 a.m. Central. We’re asking you to make sure your voice is heard – cast your vote!

Our Board of Directors represents a range of backgrounds, knowledge, and skills. And based on their experience in energy, new technologies, climate science, and other areas, and its commitment to maximizing long-term shareholder value, our Board is recommending a vote AGAINST 12 of the shareholder proposals. We encourage you to read the Board’s recommendations beginning on page 77 of the 2023 proxy.

Last year, under the direction of the Board and our management committee, we delivered financial results that led the industry and demonstrated the strength of our strategy, as we work to increase energy supply and reduce greenhouse gas emissions.

How to Vote at the Annual Meeting

Please keep an eye out for the proxy materials, which are being mailed to all shareholders as recorded in our stock register on April 5, 2023. Please vote early, and you can do that in one of the following ways:

Online

If your control number has 15 digits:

Follow the instructions at

investorvote.com/exxonmobil

If your control number has 16 digits:

Follow the instructions at proxyvote.com

If your control number has any other number of digits:

Follow the instructions you received from your bank, brokerage firm, or other intermediary

Your control number can be found on your
proxy card, Notice or the email you’ve received

with this material.

Mail

Complete, sign, date, and return your

proxy card in the enclosed

envelope received with your proxy materials. If you receive a
Notice and would like to vote by mail, please

follow the instructions in the Notice

to obtain paper proxy materials.

Learn more by visiting our new Investor Relations website: https://investor.exxonmobil.com.

Kind regards,

Investor Relations Team

Exxon Mobil Corporation

Retail.Shareholder@exxonmobil.com

Via Email. Subject: Vote Now! One day left

Hello shareholder,

There’s only one day left to vote online before our Annual Shareholder Meeting May 31 at 9:30 a.m. Central. Please vote now! Here’s how:

How to Vote at the Annual Meeting

Online

If your control number has 15 digits:

Follow the instructions at

investorvote.com/exxonmobil

If your control number has 16 digits:

Follow the instructions at proxyvote.com

If your control number has any other number of digits:

Follow the instructions you received from your bank, brokerage firm, or other intermediary

Your control number can be found on your
proxy card, Notice or the email you’ve received

with this material.

Mail

Complete, sign, date, and return your

proxy card in the enclosed

envelope received with your proxy materials. If you receive a
Notice and would like to vote by mail, please

follow the instructions in the Notice

to obtain paper proxy materials.

Learn more by visiting our new Investor Relations website: https://investor.exxonmobil.com.

Kind regards,

Investor Relations Team

Exxon Mobil Corporation

Retail.Shareholder@exxonmobil.com